Exhibit 99.1

Exhibit 99.1 Ralcorp Holdings, Inc. Ralcorp Kevin Hunt, Chief Executive Officer and President Scott Monette, Chief Financial Officer CAGNY 2012

Forward Looking Statements Please note that this presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “plan,” “estimate,” “expect,” “intend,” “will,” “should” and similar expressions, as they relate to us, are intended to identify forward-looking statements. These statements reflect management’s current beliefs, assumptions and expectations and are subject to a number of factors that may cause actual results to differ materially. These factors include but are not limited to: (i) our ability to effectively manage the growth from acquisitions or continue to make acquisitions at the rate at which we have been acquiring in the past; (ii) significant increases in the costs of certain commodities, packaging or energy used to manufacture our products; (iii) our ability to continue to compete in our business segments and our ability to retain our market position; (iv) our ability to maintain a meaningful price gap between our products and those of our competitors, successfully introduce new products or successfully manage costs across all parts of the Company; (v) significant competition within the private brand business; (vi) our ability to successfully implement business strategies to reduce costs; (vii) the loss of a significant customer; (viii) allegations that our products cause injury or illness, product recalls and product liability claims and other litigation; (ix) our ability to anticipate changes in consumer preferences and trends; (x) our ability to service our outstanding debt or obtain additional financing; (xi) disruptions in the U.S. and global capital and credit markets; (xii) fluctuations in foreign currency exchange rates; (xiii) the termination or expiration of current comanufacturing agreements; (xiv) consolidations among the retail grocery and foodservice industries; (xv) change in estimates in critical accounting judgments and changes to or new laws and regulations affecting our business; (xvi) termination of existing anti-dumping measures imposed against certain foreign imports of dry pasta; (xvii) losses or increased funding and expenses related to our qualified pension plan; (xviii) labor strikes or work stoppages by our employees; (xix) bankruptcy of a significant customer; (xx) impairment in the carrying value of goodwill or other intangibles; and (xxi) changes in weather conditions, natural disasters and other events beyond our control; and other risks and uncertainties described from time to time in our periodic reports filed with the Securities and Exchange Commission. Ralcorp does not assume any obligation to update any forward-looking statements or the information contained herein as a result of new information or future events or developments, except as required by law. 1 This presentation includes certain non-GAAP financial measures. The required reconciliations from these non-GAAP financial measures to their comparable GAAP financial measures are included in the appendix to this presentation.

Additional Information Market and Industry This presentation includes industry and trade association data, forecasts and information that we have prepared based, in part, upon data, forecasts and information obtained from independent trade associations, industry publications and surveys and other independent sources available to us. Some data also are based on our good faith estimates, which are derived from management’s knowledge of the industry and from independent sources. These third-party publications and surveys generally state that the information included therein is believed to have been obtained from sources believed to be reliable. We have not independently verified any of the data from third-party sources nor have we ascertained the underlying economic assumptions on which such data are based. Similarly, we believe our internal research is reliable, even though such research has not been verified by any independent sources. Other Data Financial data regarding the Sara Lee private-brand dough business have been prepared based upon information provided by Sara Lee Company. We have not independently verified any of the data nor have we ascertained the underlying economic assumptions on which such data are based. 2

Ralcorp

Agenda About Ralcorp Ralcorp’s Long-Term Performance Private-Brand Market Ralcorp’s Market Dynamics Growth-through-Acquisition Strategy Financial Position Conclusion 4

About Ralcorp Ralcorp is the leader in private-brand food production and a major producer of foodservice products in North America. 1994 Spun-off from Ralston-Purina (NYSE: “RAH”) Sales: $987 million Categories: Cereals, crackers, baby food Operated: United States Employees: 2,500(2) The New Ralcorp Completed the spin-off of Post on February 3, 2012 Sales: $4.2 billion(1) Categories: 22 major product categories Operate: United States, Canada, Italy Employees: 10,000 Plants: 41 Note: (1) Management estimates based on FY 2011; excludes Post; Includes Refrigerated Dough. (2) Based on Company’s FY 1994 filings and internal data: excludes resort operations, seasonal resort employees and branded baby food. 5

Growth in Size and Scale

1994 to 2011



Delta, BC (2)
Kent
Sparks
Lodi
Azusa
Los Alamitos
Ogden
Tolleson
El Paso
Fridley
Minneapolis
Ripon (2)
Cedar Rapids
Chicago
South Beloit
Streator
Excelsior Springs
St. Louis
Poteau
Newport
Carrollton
Grand Rapids
Battle Creek
Lancaster
Buckner
Louisville (2)
Princeton
Dothan
Columbia
Forest Park
Kitchener
Georgetown
Brantford
Tonawanda
Dunkirk
Fredonia
Womelsdorf
Milan, Italy
Verolanuova, Italy
Existing 1994 Locations
Incremental Locations Through 2011

6

Our Divisions: American Italian Pasta Company (AIPC) Highlights Segment Breakdown #1 in private-brand dry pasta Largest producer of dry pasta in North America Low cost producer utilizing Italian pasta manufacturing and milling technology Vertical integration of milling, manufacturing and Pasta 100% distribution in all U.S. facilities Key Financials ($ in millions) 2011 Sales $577 Segment Profit $126 Margin 22% Source: FY 2011 Company filings, management 7

Our Divisions: Ralcorp Frozen Bakery Products Highlights Leading supplier of private-brand griddle products and refrigerated dough products #1 in private-brand frozen waffles #1 in private-brand refrigerated doughs Leading supplier of in-store bakery thaw-and-sell cookies and par-baked breads Leading supplier to national QSRs, foodservice distributors and casual dining chains Key Financials ($ in millions) 2011 Sales $769 Segment Profit $88 Margin 11% Segment Breakdown(1) Frozen, Other 7% Refrigerated Breads Dough 18% 28% Cookies 19% Griddle 28% Source: FY 2011 Company filings, management (1) Pro forma estimates for acquisition of Refridgerated Dough (sales of $310mm) NOTE: Breads includes breads, muffins, rolls, and biscuits; Cookies includes cookies, cakes and other desserts 8

Our Divisions: Ralcorp Snacks, Sauces & Spreads Ralcorp Highlights #1 in private-brand crackers #1 in private-brand snack nuts and peanut butter #1 in private-brand barbecue sauce, jellies, preserves, mayonnaise, salsa and table syrups Leading producer of pourable dressings, pasta sauces and specialty sauces Key Financials ($ in millions) 2011 Sales $1,603 Segment Profit $136 Margin 8% Source: FY 2011 Company filings, management Segment Breakdown Crackers & Snack Nuts, Cookies Candy & 30% Chips 36% Sauces & Spreads 34% 9

Our Divisions: Cereal Products Ralcorp Highlights #1 in private-brand ready-to-eat cereal Over 100 years of history in the cereal business Leading U.S. supplier of natural/organic energy and nutrition bars, as well as organic cereals Leading supplier of private-brand hot cereal Key Financials ($ in millions) 2011 Sales $839 Segment Profit $86 Margin 10% Source: FY 2011 Company filings, management Segment Breakdown Hot Cereal 7% Nutritional Ready-to-Eat Bars, Other Cereal 37% 56% 10

Ralcorp Segment and Product Overview Ralcorp Pro Forma Net Sales by Segment Cereal Products 21% Snacks, Sauces & Spreads 39% Frozen Bakery Products 26% Pasta 14% Pro Forma Net Sales by Product Frozen, Other 2% Breads 5% Cookies Pasta 5% 14% Griddle 7% Snack Nuts, Refrigerated Candy & Chips Dough 14% 7% Nutritional Bars, Other Sauces & 8% Spreads 13% Ready-to-Eat Hot Cereal Cereal Crackers & 1% 11% Cookies 12% Source: Company filings Note: Reflects trailing 12 months as of September 30, 2011. Pro forma for acquisition of Sara Lee Dough. Numbers do not add to 100% due to rounding off. Note: Snacks, Sauces & Spreads comprises Crackers & Cookies, Snack Nuts, Candy & Chips and Sauces & Spreads. Pasta consists entirely of American Italian Pasta Company. Frozen Bakery comprises Griddle, Breads, Cookies, Frozen Dough, Other and Refrigerated Dough. Cereal Products comprises Ready-to-Eat Cereal, Hot Cereal and Nutritional Bars, Other. 11

Ralcorp Ralcorp’s Long-Term Performance 12

Significantly Outperforming Peers

5-year Historical Sales CAGR



17.2%
2.5x
4.0x
7.1%
4.1%
MidCap Food
LargeCap Food

5-year Historical EBITDA CAGR



25.6%
2.0x
7.0x
11.7%
3.8%
MidCap Food
LargeCap Food

5-year EBITDA Margin Expansion (bps)



431bps
3.0x
144bps
(88)bps
Mid Cap Food
Large Cap Food

Source: Company filings

Note: Ralcorp financials based on private-brand business only and pro forma for Refrigerated Dough acquisition, completed on 03-Oct-2011. Mid Cap Food index includes B&G Foods, Flowers Foods, Hain, Lancaster, McCormick and Treehouse Foods. Large Cap Food index includes Campbell, ConAgra, General Mills, Heinz, Hershey, Kellogg and Kraft Foods.

Note: Excludes non-cash unusual and non-recurring items. Net Sales and Adjusted EBITDA pro forma for separation of Post.

Adjusted EBITDA is defined as earnings before interest, income taxes, depreciation, and amortization, excluding Post separation costs, merger and integration costs, provision for legal settlement, adjustments for economic hedges, accelerated depreciation, gains / losses on forward sale contracts, gain on sale of securities, acquired inventory valuation adjustments, goodwill and trademark impairment losses, merger termination fees, and equity method earnings in Vail Resorts, Inc. A reconciliation from Adjusted EBITDA to the comparable GAAP financial measure is included in the appendix. A reconciliation from Adjusted EBITDA to the comparable GAAP financial measure is included in the appendix. Adjusted EBITDA metrics not pro forma for acquisitions. FY 2008-FY 2011.

13

EBITDA Trajectory Driven by Acquisitions and Strong Organic Growth ($ in millions) $96 $536 $184 $256 2008 Acquisitions Organic Organic Growth 2011 Ralcorp Ralcorp Has Delivered 11% Organic Growth Annually Since 2008 Source: Company filings, management 14 Note: Pro Forma for separation of Post (not pro forma for acquisition of Refrigerated Dough).

Consistent Private Brand Operating Performance

($ in millions)

Net Sales



Average Organic Growth = 3.6%
CAGR: 12%
$1,178
$1,280
$1,304
$1,558
$1,675
$1,850
$2,233
$2,644
$2,821
$3,061
$3,787
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Adjusted EBITDA[(1)]



CAGR: 17%
$114
$127
$140
$165
$179
$193
$244
$256
$324
$396
$536
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Margin	10%	10%	11%	11%	11%	10%	11%	10%	12%	13%	14%

Source: Company filings for 2002-2011.
Note: Excludes non-cash unusual and non-recurring items. Net Sales and Adjusted EBITDA pro forma for separation of Post.
(1) Adjusted EBITDA is defined as earnings before interest, income taxes, depreciation, and amortization, excluding Post separation costs, merger and integration costs, provision for legal settlement, adjustments for economic hedges, accelerated depreciation, gains / losses on forward sale contracts, gain on sale of securities, acquired inventory valuation adjustments, goodwill and trademark impairment losses, merger termination fees, and equity method earnings in Vail Resorts, Inc. A reconciliation from Adjusted EBITDA to the comparable GAAP financial measure is included in the appendix. A reconciliation from Adjusted EBITDA to the comparable GAAP financial measure is included in the appendix. Adjusted EBITDA metrics not pro forma for acquisitions. FY 2008-FY 2011.

15

Consistent and Proven Record of Delivering Strong Returns to Shareholders 400% 359.3% 340% 280% 220% 210.8% Price Indexed 160% 100% 99.1% 58.5% 40% (20)% (80)% Oct-01 Jun-03 Mar-05 Dec-06 Aug-08 May-10 Jan-12 Daily from 01-Oct-2001 to 03-Feb-2012 S&P 500 Index Large Cap Food¹ Mid Cap Food² Ralcorp Source: Bloomberg (includes dividends) ¹ Large Cap Food: Campbell, ConAgra, General Mills, Heinz, Hershey, Kellogg and Kraft Foods. ² Mid Cap Food: B&G Foods, Flowers Foods, Hain, Lancaster, McCormick and TreeHouse. 16

Private-Brand Market Ralcorp 17

Private Brand Foods Have Had Impressive Long-Term Growth Rates 19% (%) 18% Share 17% et Mark 16% Brand 15% Retailer - 14% 1972 1974 1976 1978 1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 Generics Era National-Brand Equivalent Era Private Brand Era Source: Hoch Banerji (1993), A.C. Nielsen, BEA, Conference Board, Canback Dangel analysis. 18

Retailer Concentration a Major Driver in Private-Brand Growth Ralcorp United Kingdom Canada ~57% Share ~36% Share United States ~23% Share Private Brand Growth Highly Correlated to Retailer Concentration Source: Symphoni IRI Special Report – Private Label in Europe; Wall Street Estimates 19

Private-Brand Food Has Grown Throughout the Economic Cycle 12.0% 6.0% 10% 10% 10.0% 4.0% 9% 8.0% 2.0% 7% 7% 7% th 6% 6% grow 6.0% 0.0% Y-o-Y 5% 5% 5% 5% GD sales P - 4% 4% 4% 4% 4% 4% ollar 4.0% (2.0)% gro - d wth Year 3% 3% 3% 3% 3% 3% 3% 2% 2.0% (4.0)% 0.0% (6.0)% 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Branded Private Brand Y-O-Y Real GDP Growth Private-Brand Growth Is Not Dependent on a Weak Economy Source: A.C. Nielsen. 20

Private-Brand Food Economics Are Powerful for Retailers and Consumers National Brand $2.50 $10.00 $7.50 Price to Retailer’s Retailer’s Gross Consumer Cost Profit Private Brand Consumer saves 30% Retailer’s gross profit increases 20% $3.00 $7.00 $4.00 Price to Retailer’s Retailer’s Gross Consumer Cost Profit Significant Margin Opportunity for Retailers and Price Benefit for Consumers Source: Wall Street research. 21

Highly Fragmented Market With Substantial Growth Opportunities U.S. Private Label Market Growth ($ in billions) $113 $108 $103 $97 $92 $87 2009A 2010A 2011E 2012E 2013E 2014E 2011 U.S. Private Label Market Share 6% Consolidated Competitors 16% All Others 78% EBITD Source: Company filings, presentations and other materials; Packaged Facts – The Future of Food Retailing in the U.S., 3rd Edition 22 Note: Consolidated Competitors include Dean Foods, Cott, TreeHouse and Smithfield. Market share calculations based on LTM Sep 2011 sales as a percentage of estimated 2011 total U.S. private label sales (food and beverage). 22

Ralcorp Market Dynamics 23

Ralcorp Categories Have Favorable Growth Dynamics Category Growth (2007 – 2011) Category Size: $8,328 $5,583 $5,415 $2,728 $1,974 $1,787 $1,445 $1,240 9.6% 8.7% 6.6% 6.4% 6.3% 5.9% 4.6% 4.0% 4.1% 3.2% 2.2% 2.4% 1.4% 0.5% 0.2% (0.1%) Cereal Cookies Crackers Snack Nuts Pasta Refrig. Peanut Jams Dough Butter % Private Brand: 11% 16% 9% 33% 24% 19% 21% 33% Private Brand Branded Source: Symphony IRI FDMW 52-weeks ending December 25, 2011 24 Note: Category breakdown percentages may not add to 100% due to rounding. Ralcorp share of private-brand sales represents management estimates.

Ralcorp Leads Private Brands in Attractive Categories Ralcorp #1 #2 #1 #1 #1 #1 #1 #1 Position: 90% 70% 70% 65% 60% 50% 45% 30% Cereal Cookies Crackers Snack Nuts Pasta Refrigerated Peanut Jams Dough Butter Source: IRI FDMx 52-weeks ending October 2, 2011 25

Ralcorp’s Unique Capabilities Using Consumer Insights to Drive Growth Consumer and shopper insights Investment in market research Category management techniques Industry-leading product initiatives Innovation 26

A Bowlful of Change! TM

Private-Brand Food Key Takeaways Private brands deliver greater profitability to retailers than branded products Driven by improved product and packaging, private-brand food growth has accelerated over the last two decades and the trend is expected to continue U.S. private-brand market has $100 billion in annual sales and remains highly fragmented Ralcorp is uniquely positioned to capitalize on the private-brand opportunity with leading positions in key product categories 28

Growth-through-Acquisition Strategy 29

We Have Completed 28 Private-Brand Acquisitions Since 1997, Totaling Over $2.8 Billion in Combined Annual Sales ($ in millions) Ralcorp Management has a Successful Track Record of Identifying and Integrating Acquisitions Wortz Apr-97 $69 Sales Flavorhouse Apr-98 $62 Sales Sugarkake Aug-98 $30 Sales Nutcracker Sep-98 $42 Sales Martin Gillet Mar-99 $70 Sales Southern Roasted Mar-99 $28 Sales Ripon Foods Oct-99 $64 Sales Cascade Cookies Jan-00 $19 Sales Linette May-00 $28 Sales Red Wing Jul-00 $348 Sales Torbitt & Castleman Jan-01 $80 Sales Lofthouse Jan-02 $70 Sales Bakery Chef Dec-03 $171 Sales Concept 2 Bakers Feb-04 $34 Sales Medallion Foods Jun-05 $43 Sales Western Waffles Nov-2005 $75 Sales Parco Foods Feb-06 $50 Sales Cottage Bakery Nov-06 $125 Sales Beta Brands Jan-07 $10 Sales Bloomfield Bakers Mar-07 $188 Sales Pastries Plus Aug-07 $10 Sales Harvest Manor Mar-09 $180 Sales J.T.Bakeries May-10 $39 Sales N.A.B. / PL Floods May-10 $57 Sales Sepp’s Jun-10 $29 Sales AIPC Jul-10 $569 Sales Refrigerated Dough Oct-11 $306 Sales Pastificio Annoni Dec-11 $13 Sales 30

Case Study: Building Platform – Frozen Bakery Division ($ in millions) Target Revenue Cascade Cookie $19 Company Lofthouse Foods 70 Bakery Chef 171 C2B 34 Western Waffles 75 P ra co 50 Cottage Bakery 125 Pastries Plus 10 Sepp’s 29 Total $592 Total Price Paid $ 725 million Implied EBITDA 5.7x Multiple (1) Implied Value at $ 1,272 million Current Multiple(2) Implied Value Creation (%) 75% (1) Based on FY 2011 Frozen Bakery products segment profit plus depreciation and amortization. (2) Based on 10.0x LTM EBITDA multiple. 31

Ralcorp’s Acquisition Pipeline is Robust with Nearly 50 Potential Private-Brand M&A Targets ($ in millions) High Revenue Scale: Margins >$500 >$100 Low <$500 <$100 Low High Synergies Acquisition Criteria Category growth potential Attractive margins or margin expansion opportunities Strong cash flow characteristics Earnings accretion 32

Sourcing Acquisitions: Ralcorp’s Unique Model Auction (40 % of Deals) Relationships (60 % of Deals) Reputation 33

Financial Position 34

Significant Financial Flexibility to Continue Growth Strategy Net Sales: $4.2 billion EBITDA: $600 million Net Debt: $1.8 billion Leverage Profile: 3.0 x 20% Ownership Stake in Post Holdings, Inc.: $200+ million Source: Company filings; Note: Reflects LTM December 2011 financials. Excludes Post and pro forma for Refrigerated Dough acquisition 35

Conclusion 36

Conclusion Ralcorp is the undisputed leader in the growing private-brand market Strong track record of growth organically and through acquisitions Unique capabilities to deliver on-trend products to retailers and consumers Unparalleled capability in sourcing and completing acquisitions Strong balance sheet and financial flexibility following Post spin-off Committed to Delivering Superior Shareholder Value Through Execution of Our Growth Strategy 37

Ralcorp

Appendix 39

Ralcorp – Adjusted EBITDA Reconciliation

Ralcorp

($ in millions)

	FY 2001	FY 2002	FY 2003	FY 2004	FY 2005	FY 2006	FY 2007	FY 2008	FY 2009	FY 2010	FY 2011	LTM 12/31/11
Net Earnings	$ 39.9	$ 53.8	$ 7.4	$ 65.1	$ 71.4	$ 68.3	$ 31.9	$ 167.8	$ 290.4	$ 208.8	$ (187.2)	$ (193.2)
Interest expense, net	$ 15.9	$ 5.9	$ 3.3	$ 13.1	$ 16.5	$ 27.3	$ 42.3	$ 54.6	$ 99.0	$ 107.8	$ 134.0	$ 132.7
Income taxes	22.1	30.7	16.9	37.2	36.6	29.9	7.5	86.7	156.9	105.3	83.0	78.9
Depreciation and amortization	41.6	35.8	38.7	47.5	55.8	66.8	82.4	99.5	144.7	166.8	226.5	234.0
Adjustments for economic hedges	-	-	-	-	-	-	-	-	-	-	28.9	39.5
Post separation costs	-	-	-	-	-	-	-	-	-	-	2.8	5.5
Merger and integration costs	-	-	-	-	-	-	-	7.9	31.6	33.1	2.5	7.9
Impairment of intangible assets	-	-	59.0	-	-	-	-	-	-	39.9	503.5	503.5
Provision for legal settlement	-	-	-	-	-	-	-	-	-	7.5	2.5	-
Restructuring/plant closures (excluding depreciation)	2.6	-	14.3	2.4	2.7	0.1	0.9	1.7	0.5	2.5	3.7	3.7
Acquired inventory valuation adjustment	-	-	-	-	-	-	-	23.4	0.4	-	-	-
(Gain) loss on forward sale contracts	-	-	-	-	-	10.6	87.7	(111.8)	(17.6)	-	-	-
Gain on sale of securities	-	-	-	-	-	(2.6)	-	(7.1)	(70.6)	-	-	-
Merger termination fee, net of related expenses	(4.2)	-	-	-	-	-	-	-	-	-	-	-
Equity earnings in Vail Resorts, Inc.	(3.9)	0.8	0.4	(0.4)	(4.5)	(7.0)	(8.9)	(14.0)	(9.8)	-	-	-
Adjusted EBITDA	**$ 114.0**	**$ 127.0**	**$ 140.0**	**$ 164.9**	**$ 178.5**	**$ 193.4**	**$ 243.8**	**$ 308.7**	**$ 625.5**	**$ 671.7**	**$ 800.2**	**$ 812.5**
Pro Forma Acquisition Adjusted Food EBITDA	2.1	1.4	-	8.8	8.9	2.9	12.5	223.7	6.8	143.9	-	37.0
Pro Forma Adjusted EBITDA	**$ 116.1**	**$ 128.4**	**$ 140.0**	**$ 173.7**	**$ 187.4**	**$ 196.3**	**$ 256.3**	**$ 532.4**	**$ 632.3**	**$ 815.6**	**$ 800.2**	**$ 849.5**
Post Segment Profit	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 43.3	$ 250.6	$ 220.6	$ 206.0	$ 191.2
Post Depreciation and Amortization	-	-	-	-	-	-	-	9.8	50.6	55.4	58.7	59.0
Post Adjusted EBITDA	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 53.1	$ 301.2	$ 276.0	$ 264.7	$ 250.2
Private Brand Adjusted Food EBITDA	**$ 114.0**	**$ 127.0**	**$ 140.0**	**$ 164.9**	**$ 178.5**	**$ 193.4**	**$ 243.8**	**$ 255.6**	**$ 324.3**	**$ 395.7**	**$ 535.5**	**$ 562.3**
Private Brand Pro Forma Adjusted EBITDA	**$ 116.1**	**$ 128.4**	**$ 140.0**	**$ 173.7**	**$ 187.4**	**$ 196.3**	**$ 256.3**	**$ 479.3**	**$ 331.1**	**$ 539.6**	**$ 535.5**	**$ 599.3**

Source: Company filings and management estimates.

(1) Calculated using Adjusted EBITDA – Post Foods Adjusted EBITDA. Not pro forma for acquisitions except where noted. Does not include dis-synergies.

40